Exhibit 1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Skibo Financial Corp.(the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Walter G. Kelly, President and Chief Executive Officer, and Carol A. Gilbert, Chief Financial and Operating Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




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

/s/Walter G. Kelly                          /s/Carol A. Gilbert
-------------------------------------       ------------------------------------------------
Walter G. Kelly                             Carol A. Gilbert
President and Chief Executive Officer       Chief Financial and Operating Officer, Treasurer
(Principal Executive Officer)               and Secretary
                                            (Principal Financial and Accounting Officer)

Date: October 28, 2002                      Date: October 28, 2002

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